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                                                                    EXHIBIT 99.1

                  FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT
                  -------------------------------------------

          THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (the "Amendment"), dated November 30, 1996, is by and between TRANSITIONAL HOSPITALS CORPORATION, a Nevada corporation formerly known as Community Psychiatric Centers ("THC"), COMMUNITY PSYCHIATRIC CENTERS OF CALIFORNIA, a California corporation, COMMUNITY PSYCHIATRIC CENTERS PROPERTIES INCORPORATED, a California corporation, COMMUNITY PSYCHIATRIC CENTERS OF FLORIDA, INC., a Florida corporation, FLORIDA HOSPITAL PROPERTIES, INC., a Florida corporation, COMMUNITY PSYCHIATRIC CENTERS OF IDAHO, INC., an Idaho corporation, COMMUNITY PSYCHIATRIC CENTERS OF NORTH CAROLINA, INC., a North Carolina corporation, CPC PROPERTIES OF NORTH CAROLINA, INC., a North Carolina corporation, COMMUNITY PSYCHIATRIC CENTERS OF KANSAS, INC., a Kansas corporation, CPC PROPERTIES OF KANSAS, INC., a Kansas corporation, C.P.C. OF LOUISIANA, INC., a Louisiana corporation, CPC PROPERTIES OF LOUISIANA, INC., a Louisiana corporation, COMMUNITY PSYCHIATRIC CENTERS PROPERTIES OF TEXAS, INC., a Texas corporation, COMMUNITY PSYCHIATRIC CENTERS OF UTAH, INC., a Utah corporation, COMMUNITY PSYCHIATRIC CENTERS PROPERTIES OF UTAH, INC., a Utah corporation, COMMUNITY PSYCHIATRIC CENTERS OF ARKANSAS, INC., an Arkansas corporation, CPC PROPERTIES OF ARKANSAS, INC., an Arkansas corporation, COMMUNITY PSYCHIATRIC CENTERS OF MISSISSIPPI, INC., a Mississippi corporation, CPC PROPERTIES OF MISSISSIPPI, INC., a Mississippi corporation, COMMUNITY PSYCHIATRIC CENTERS OF MISSOURI, INC., a Missouri corporation, CPC PROPERTIES OF MISSOURI, INC., a Missouri corporation, OLD ORCHARD HOSPITAL, INC., an Illinois corporation, CPC PROPERTIES OF ILLINOIS, INC., an Illinois corporation, COMMUNITY PSYCHIATRIC CENTERS OF INDIANA, INC., an Indiana corporation, CPC PROPERTIES OF INDIANA, INC., an Indiana corporation, CPC MANAGED CARE HEALTH SERVICES, INC., a Delaware corporation, and COMMUNITY BEHAVIORAL HEALTH SYSTEM, INC., a Louisiana corporation (collectively with THC, the "Sellers"), and BEHAVIORAL HEALTHCARE CORPORATION, a Delaware corporation (the "Parent"), individually and on behalf of various wholly-owned subsidiaries of the Parent (collectively, the "BHC Subs"), (the BHC Subs and the Parent, collectively and individually when the context so requires, the "Purchaser").

                                    RECITALS
                                    --------

          A. Certain of the parties hereto entered into that certain Asset Purchase Agreement dated as of October 22, 1996 (the "Asset Purchase Agreement"), pursuant to which, among other things, the Purchaser will acquire THC's psychiatric hospital and residential treatment center business in the United States (other than the property and assets used by Southwind Hospital, which hospital is not being sold to Purchaser).

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Capitalized terms used herein without definition shall have the meanings set forth in the Asset Purchase Agreement.

          B. The parties have been unable to obtain as of the date hereof all approvals and licenses from the State of Washington necessary to permit the transfer of the assets relating to the Hospital (the "Fairfax Hospital") located in Kirkland, Washington (the "Fairfax Hospital Assets").

          C. The parties desire to amend the Asset Purchase Agreement to provide for the consummation, effective as of November 30, 1996, of the transactions contemplated by the Asset Purchase Agreement, other than the transfer of the Fairfax Hospital Assets, and to permit the transfer of the Fairfax Hospital Assets at such time as all required approvals and licenses from the State of Washington have been obtained.

          D. The parties desire to make certain other modifications to the Asset Purchase Agreement as set forth herein.

          NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements, the parties hereto hereby agree to amend the Asset Purchase Agreement as follows:

          1. Section 1.4 of the Asset Purchase Agreement is hereby amended and restated in its entirety as follows:

          "Section 1.4.  Purchase Price.  The total purchase price of the Assets
                         --------------
          (the "Purchase Price") shall be cash (represented by one or more cashier's checks) in the aggregate amount of $60,000,000 together with 2,504,694 shares of the common stock, par value $.01 per share, of Purchaser (the "BHC Common Stock"), 5,651,368 shares of the Series A Preferred Stock, par value $.01 per share, of Purchaser, having the terms and conditions set forth in Schedule 1.4 (the "BHC Preferred
                                            ------------
          Stock"), and 46,902 shares of the Series B Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), of Purchaser, having the terms and conditions set forth in Schedule 1.4 (the "Series B
                                                ------------
          Preferred Stock"). The Purchase Price shall be payable to each Seller as follows:

          (a) In consideration of the sale of its portion of the Assets (other than the stock of CPC of Texas), Community Psychiatric Centers of California ("CPC of Calif.") shall receive $4,963,598 in cash, 999,749 shares of BHC Common Stock, 957,941 shares of BHC Preferred Stock and 8,375 shares of Series B Preferred Stock.

          (b) In consideration of the sale of its portion of the Assets, Community Psychiatric Centers Properties Incorporated ("CPC Properties") shall

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               receive $775,702 in cash, 1,385,076 shares of
               BHC Common Stock, 4,350,712 shares of BHC Preferred Stock and 33,501 shares of Series B Preferred Stock.

          (c) In consideration of the sale of its portion of the Assets, Community Psychiatric Centers of Florida, Inc. shall receive $5,124,507 in cash and 3,350 shares of Series B Preferred Stock.

          (d) In consideration of the sale of its portion of the Assets, Florida Hospital Properties, Inc. shall receive $1,033,842 in cash.

          (e) In consideration of the sale of its portion of the Assets, Community Psychiatric Centers of Idaho, Inc. shall receive $2,187,000 in cash.

          (f) In consideration of the sale of its portion of the Assets, Community Psychiatric Centers of North Carolina, Inc. shall receive $1,466,000 in cash.

          (g) In consideration of the sale of its portion of the Assets, CPC Properties of North Carolina, Inc. shall receive $2,528,664 in cash.

          (h) In consideration of the sale of its portion of the Assets, Community Psychiatric Centers of Kansas, Inc. shall receive $2,209,000 in cash.

          (i) In consideration of the sale of its portion of the Assets, CPC Properties of Kansas, Inc. shall receive $2,566,313 in cash.

          (j) In consideration of the sale of their portion of the Assets, C.P.C. of Louisiana, Inc. and Community Behavioral Health System, Inc. shall receive an aggregate of $2,080,000 in cash, 6,700 shares of BHC Common Stock, 838 shares of BHC Preferred Stock and 838 shares of Series B Preferred Stock to be allocated among them as they determine.

          (k) In consideration of the sale of its portion of the Assets, CPC Properties of Louisiana, Inc. shall receive $3,746,918 in cash.

          (l) In consideration of the sale of its portion of the Assets, Community Psychiatric Centers Properties of Texas, Inc. shall receive $3,208,407 in cash.

          (m) In consideration of the sale of its portion of the Assets, Community Psychiatric Centers of Utah, Inc. shall receive $1,967,000 in cash.

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          (n)  In consideration of the sale of its portion of the Assets,
               Community Psychiatric Centers Properties of Utah, Inc. shall receive $2,809,626 in cash.

          (o) In consideration of the sale of its portion of the Assets, Community Psychiatric Centers of Arkansas, Inc. shall receive $1,370,000 in cash.

          (p) In consideration of the sale of its portion of the Assets, CPC Properties of Arkansas shall receive $4,281,870 in cash.

          (q) In consideration of the sale of its portion of the Assets, Community Psychiatric Centers of Mississippi, Inc. shall receive $1,824,000 in cash.

          (r) In consideration of the sale of its portion of the Assets, CPC Properties of Mississippi, Inc. shall receive $2,024,954 in cash.

          (s) In consideration of the sale of its portion of the Assets, Community Psychiatric Centers of Missouri, Inc. shall receive $625,000 in cash.

          (t) In consideration of the sale of its portion of the Assets, CPC Properties of Missouri, Inc. shall receive $1,857,183 in cash.

          (u) In consideration of the sale of its portion of the Assets, Old Orchard Hospital, Inc. shall receive $1,380,000 in cash.

          (v) In consideration of the sale of its portion of the Assets, CPC Properties of Illinois, Inc. shall receive $3,670,496 in cash.

          (w) In consideration of the sale of its portion of the Assets, Community Psychiatric Centers of Indiana, Inc. shall receive $2,190,000 in cash.

          (x) In consideration of the sale of its portion of the Assets, CPC Properties of Indiana, Inc. shall receive $4,109,921 in cash.

          In addition, Purchaser shall issue to CPC of Calif. 113,170 shares of BHC Common Stock, 341,876 shares of BHC Preferred Stock and 838 shares of Series B Preferred Stock as consideration for the outstanding stock of CPC of Texas.

          2. The conditions to the obligations of the parties to consummate the transactions contemplated by the Asset Purchase Agreement have been satisfied with respect to all Assets other than the following condition with respect to the Fairfax Hospital Assets: the Purchaser shall have received and have been issued all licenses and approvals required under the provisions of state and federal law necessary for the Purchaser to legally conduct all relevant operations of the Fairfax Hospital on the Closing Date (except for the

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Controlled Substance Registration Certificate relating to the pharmacy located in the Fairfax Hospital) (the "Fairfax Licensing Condition"). No conditions apply to the sale of the Assets, other than the Fairfax Licensing Condition.

          3. The Sellers shall transfer to Purchaser, effective as of 9:59 p.m. Nashville time on November 30, 1996, all Assets owned by them which are to be transferred to Purchaser pursuant to Asset Purchase Agreement, other than the Fairfax Hospital Assets. There shall be no adjustment to the consideration payable to the Sellers, except as follows: the portion of the Purchase Price to be paid to CPC of Calif. at the Closing (notwithstanding Section 1.4 of the Asset Purchase Agreement as amended hereby) shall be $4,963,598 in cash, 763,484 shares of BHC Common Stock, 721,676 shares of BHC Preferred Stock and 8,375 shares of Series B Preferred Stock, and the portion of the Purchase Price to be paid to CPC Properties at the Closing (notwithstanding Section 1.4 of the Asset Purchase Agreement as amended hereby) shall be $775,702 in cash, 1,331,046 shares of BHC Common Stock, 4,008,133 shares of BHC Preferred Stock and 33,501 shares of Series B Preferred Stock. Concurrently herewith, BHC Fairfax Hospital, Inc., CPC of Calif. and CPC Properties are entering into the Management Agreement in the form attached hereto as Exhibit A (the "Fairfax
                                                    ---------
Management Agreement"). At 11:59 p.m. Pacific time on the last day of the calendar month during which the Fairfax Licensing Condition is satisfied (the "Fairfax Effective Time"), CPC of Calif. and CPC Properties shall transfer the Fairfax Hospital Assets to Purchaser, and Purchaser shall deliver to CPC of Calif. 236,265 shares of BHC Common Stock and 236,265 shares of BHC Preferred Stock and shall deliver to CPC Properties 54,030 shares of BHC Common Stock and 342,579 shares of BHC Preferred Stock. For purposes of Section 5.5 of the Asset Purchase Agreement, the Closing shall be deemed to have occurred with respect to employees at the Fairfax Hospital (the "Fairfax Employees") as of the commencement of the Fairfax Management Agreement, and the provisions of such Section shall be deemed to apply as of such time to the Fairfax Employees notwithstanding anything to the contrary contained in the Fairfax Management Agreement. In the event the Fairfax Management Agreement is extended to a term of years pursuant to the terms thereof, Purchaser shall pay Sellers the consideration which would have been paid had the Fairfax Hospital Assets been transferred to Purchaser.

          4. At or prior to the transfer of the respective Assets Sellers shall pay all indebtedness for borrowed money and capitalized lease obligations secured by any of the Assets. Notwithstanding Section 9.3 of the Asset Purchase Agreement, Sellers shall defend the title to all Assets and rights granted, bargained, sold, conveyed, assigned, transferred, set over and delivered to Purchaser against every person whomsoever lawfully claiming an interest in the Assets arising from obligations for borrowed money or capitalized lease obligations at the time of transfer and will take all actions reasonably necessary to release any liens relating to such indebtedness.

          5. Clause (v) of Section 1.2 of the Asset Purchase Agreement is hereby amended to read as follows: "certain excess land located at the Spirit of St. Louis Hospital, Streamwood Hospital and Pinnacle Point Hospital described in
Schedule 1.2."

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          6.   Section 11.4 of the Asset Purchase Agreement is hereby amended and restated in its entirety as follows:


          "Section 11.4    Effective Time.  The Closing and the other
                           --------------
transactions contemplated hereby shall be effective for accounting and all other purposes as of 9:59 p.m. Nashville time on November 30, 1996 with respect to all of the Assets other than the Fairfax Hospital Assets and shall be effective for accounting and all other purposes as of the Fairfax Effective Time with respect to the Fairfax Hospital Assets, unless otherwise agreed in writing by the Seller and the Purchaser."

          7. Seller shall from time to time for a period of two years after the transfer thereof, advance Purchaser an amount sufficient to pay insurance and maintenance expenses relating to the Excess Real Estate. Purchaser shall be responsible for real property taxes on the Excess Real Estate. All advances shall be made on the terms set forth on the term sheet attached hereto as Exhibit B.
---------

          8. The Parent hereby indemnifies THC (and its stockholders, employees, officers, directors, agents and representatives) from and against any liabilities, damages, costs and expenses (including reasonable attorneys' fees) incurred by THC, including liabilities, damages, costs and expenses resulting from the reduction in value of any Seller that is a subsidiary of THC, as a result of the failure by a BHC Sub to perform its obligations under the Assignment and Undertaking executed by such BHC Sub, provided that the liability of the Parent under this paragraph shall not exceed $129,858,663. The parties acknowledge that the Parent's liability under this paragraph shall be without regard to any limits contained in Sections 9.3(a) and (b) of the Asset Purchase Agreement, but otherwise shall be applied consistent with Article IX of the Asset Purchase Agreement.

          9. Subsidiaries of THC which are Sellers shall retain their corporate existence until at least November 30, 2001. During such time such Sellers shall comply in all material respects with corporate formalities pertaining thereto, including but not limited to maintaining the corporate existence of such Sellers and having annual elections of directors and officers, and will file all required franchise tax returns and make all other required filings with governmental entities, except in each case where the failure to comply or file would not have a material adverse effect on the Seller in question.

          10. The Parent agrees to maintain the corporate existence of Community Psychiatric Centers of Texas, Inc. until at least November 30, 1998.

          11. Article XII of the Asset Purchase Agreement is hereby amended and restated in its entirety as follows:

                    "Sellers recognize that (i) Purchaser's entering into this
               Agreement is induced primarily because of the covenants and assurances made by Sellers hereunder, (ii) Sellers' covenant not to

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               compete is necessary to insure the continuation of the Hospital
               Business subsequent to the Closing, and (iii) irreparable harm and damage will be done to Purchaser in the event that Sellers or Sellers' affiliates compete with Purchaser within the area or areas specified in this Section. Therefore, in consideration of the premises and as an inducement for Purchaser to enter into this Agreement and consummate the transactions contemplated herein, Sellers agree that, for a period of three (3) years from and after the Closing Date, Sellers, their affiliates (other than affiliates which become affiliates as a result of the acquisition of stock or assets of CPC or one or more Sellers) (collectively, the "Regulated Persons") will not own, lease, manage or operate any psychiatric hospitals, beds or units in the United States within the 25-mile radiuses of the Hospitals or any facility operated by Purchaser on the Closing Date (the "Proscribed Area"). Notwithstanding the foregoing, the Regulated Persons may own, lease, manage and operate psychiatric beds and/or units within the Proscribed Area: (a) in any non-psychiatric hospital acquired by the Regulated Persons, provided that Purchaser has been offered a right of first refusal to manage the psychiatric services provided at such hospital on then reasonably customary terms (provided that Sellers shall not enter into any agreement to manage such psychiatric services on terms less favorable to Seller than those last offered to Purchaser), and (b) at THC New Orleans. The parties agree that no portion of the Purchase Price shall be allocated to the noncompetition covenant contained in this Article XII.

          12. Purchaser shall pay all fees and costs associated with the cancellation of the SMS contract, not to exceed $600,000.

          13. CPC Managed Care Health Services, Inc. shall not be a Seller, shall have no obligations under the Agreement, and the Asset Purchase Agreement be and hereby is amended to delete such corporation as a party to the Asset Purchase Agreement.

          14. Included among the Assets shall be the net economic interest (after all taxes, expenses, liabilities and obligations) of CPC Properties in connection with that certain Renewed and Restated Partnership Agreement dated as of October 4, 1995 with David A. Justice and Eve Bloomberg Justice relating to the so-called "Tomato Patch" parcel and that certain Partnership Agreement dated as of October 4, 1995 with such parties relating to the so-called "Camino Station" parcel. CPC Properties and the Parent agree to discuss in good faith the transfer of CPC Properties' aforesaid partnership interests to the Parent. To the extent CPC Properties receives any revenues from such partnerships CPC shall promptly pay such revenue, after deducting all applicable taxes, costs and expenses, to Purchaser.

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          15.  Except as amended hereby, the Asset Purchase Agreement shall remain in full force and effect.

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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first above written.

                         ENTITIES CONSTITUTING THE "SELLER"
                         TRANSITIONAL HOSPITALS CORPORATION
                         COMMUNITY PSYCHIATRIC CENTERS
                          OF CALIFORNIA
                         COMMUNITY PSYCHIATRIC CENTERS
                          PROPERTIES INCORPORATED
                         COMMUNITY PSYCHIATRIC CENTERS
                          OF FLORIDA, INC.
                         FLORIDA HOSPITAL PROPERTIES, INC.
                         COMMUNITY PSYCHIATRIC CENTERS
                          OF IDAHO, INC.
                         COMMUNITY PSYCHIATRIC CENTERS
                          OF NORTH CAROLINA, INC.
                         CPC PROPERTIES OF NORTH CAROLINA, INC.
                         COMMUNITY PSYCHIATRIC CENTERS
                          OF KANSAS, INC.
                         CPC PROPERTIES OF KANSAS, INC.
                         C.P.C OF LOUISIANA, INC.
                         CPC PROPERTIES OF LOUISIANA, INC.
                         COMMUNITY PSYCHIATRIC CENTERS
                          PROPERTIES OF TEXAS, INC.
                         COMMUNITY PSYCHIATRIC CENTERS
                          OF UTAH, INC.
                         COMMUNITY PSYCHIATRIC CENTERS
                          PROPERTIES OF UTAH, INC.
                         COMMUNITY PSYCHIATRIC CENTERS
                          OF ARKANSAS, INC.
                         CPC PROPERTIES OF ARKANSAS, INC.
                         COMMUNITY PSYCHIATRIC CENTERS
                          OF MISSISSIPPI, INC.
                         CPC PROPERTIES OF MISSISSIPPI, INC.
                         COMMUNITY PSYCHIATRIC CENTERS
                          OF MISSOURI, INC.
                         CPC PROPERTIES OF MISSOURI, INC.
                         OLD ORCHARD HOSPITAL, INC.
                         CPC PROPERTIES OF ILLINOIS, INC.
                         COMMUNITY PSYCHIATRIC CENTERS
                          OF INDIANA, INC.
                         CPC PROPERTIES OF INDIANA, INC.
                         CPC MANAGED CARE HEALTH SERVICES, INC.
                         COMMUNITY BEHAVIORAL HEALTH SYSTEM, INC.


                         By: /s/ Julia Kopta
                            ____________________________________________________


                         Title:_________________________________________________

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                         PARENT

                         BEHAVIORAL HEALTHCARE CORPORATION


                         By: /s/ Michael Davis
                            ____________________________________________________


                         Title:     CFO
                               _________________________________________________

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